SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2010

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Lower Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant’s telephone number, including area code:  (802) 888-6600

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events.

On July 27, 2010, a letter was mailed to Union Bankshares, Inc. stockholders referring to the press release of July 21, 2010 regarding the Company’s second quarter earnings and a Chief Executive Officer succession plan adopted by the Board of Directors.  The letter was dated July 21, 2010, and is filed as Exhibit 99.1 to this report.

Item 9.01: Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit referred to in Item 8.01 of the report is filed; herewith:

Exhibit 99.1  Union Bankshares, Inc. letter to stockholders referring to the press release of July 21, 2010 regarding the Company’s second quarter earnings and a Chief Executive Officer succession plan adopted by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

July 29, 2010	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons President/Chief Executive Officer

July 29, 2010	/s/ Marsha A. Mongeon
Marsha A. Mongeon Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. letter to stockholders referring to the press release of July 21, 2010 regarding the Company’s second quarter earnings and a Chief Executive Officer succession plan adopted by the Board of Directors.